The Universal Institutional Funds, Inc.

Prospectus Supplement

June 11, 2008

The Universal Institutional Funds, Inc.

Supplement dated June 11, 2008 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2008 of:

Global Value Equity Portfolio (Class I)

The first, second and third paragraphs of the section of the Portfolio’s Prospectus entitled “Fund Management—Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Colin D. McQueen, a Managing Director of the Sub-Adviser, Douglas M. McGraw, Martin J. Moorman and Stephen Walker, each an Executive Director of the Sub-Adviser, and Alexander Vislykh, a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in an investment management capacity since June 2001 and began managing the Portfolio in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Mr. Walker has been associated with the Sub-Adviser in an investment management capacity since May 2008 and began managing the Portfolio in May 2008. Prior to May 2008, Mr. Walker was a senior analyst specializing in European banks at UBS Global Asset Management. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in December 2006.

Mr. McQueen is the lead manager of the Portfolio and Messrs. McGraw, Moorman, Walker and Vislykh are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio’s assets are managed within the team.

Please retain this supplement for future reference.

UIFGVESPTI2

Statement of Additional Information Supplement

June 11, 2008

The Universal Institutional Funds, Inc.

Supplement dated June 11, 2008

to The Universal Institutional Funds, Inc.

Statement of Additional Information dated May 1, 2008

With respect to the Global Value Equity Portfolio, the following is hereby added to the section of the Statement of Additional Information entitled “Management of the Fund—Portfolio Manager Compensation Structure—Global Value Equity Portfolio”:

Other Accounts Managed by the Portfolio Managers. As of April 30, 2008, Stephen Walker managed seven registered investment companies with a total of approximately $2.0 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $946 million in assets; and 399 other accounts (including separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.3 million in assets.

Securities Ownership of Portfolio Managers. As of April 30, 2008, Stephen Walker did not own any securities in the Portfolio.

Please retain this supplement for future reference.